UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 28, 2025, Live Oak Bancshares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc., as representatives for the several underwriters named in the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and each Underwriter has severally and not jointly agreed to purchase, subject to and upon the terms and conditions set forth therein, an aggregate of 4,000,000 depositary shares (the “Depositary Shares”) each representing a 1/40th ownership interest in a share of the Company’s 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share, with a liquidation value of $25 per depositary share, in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-269263), and a related prospectus, including the related prospectus supplement (collectively, the “Registration Statement”), filed by the Company with the Securities and Exchange Commission. The Underwriting Agreement contains various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.
The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement. The offering is expected to close on or about August 4, 2025, subject to customary closing conditions.

Item 8.01. Other Events.
On July 28, 2025, the Company issued a press release announcing the pricing of the underwritten public offering of Depositary Shares. This press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 28, 2025

99.1	Press Release dated July 28, 2025 issued by Live Oak Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: July 29, 2025	By:	/s/ Walter J. Phifer
Walter J. Phifer Chief Financial Officer
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